EXHIBIT 24.1

                  TOWN & COUNTRY CORPORATION AND SUBSIDIARIES

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 33-23860.


                                                        Arthur Andersen LLP

Boston, Massachusetts

June 10, 1997